    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 24, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 23, 1998

                             ---------------------

                      EQUITY RESIDENTIAL PROPERTIES TRUST
               (Exact Name of Registrant as Specified in Charter)

          MARYLAND                        1-12252                      13-3675988
(State or other jurisdiction            (Commission                 (I.R.S. Employer
     of incorporation or               File Number)                Identification No.)
         organization)

  TWO NORTH RIVERSIDE PLAZA, SUITE 400
            CHICAGO, ILLINOIS                                60606
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (312) 474-1300

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5 -- OTHER EVENTS

     On July 8, 1998, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), and Merry Land & Investment Company, Inc. ("Merry Land"), a Georgia corporation, entered into an Agreement and Plan of Merger dated as of July 8, 1998 pursuant to which Merry Land will merge with and into EQR (the "Merger"). Pursuant to the Merger, the shares of common stock of Merry Land issued and outstanding immediately prior to the Merger will be converted into 0.53 of a common share of beneficial interest of EQR, Merry Land's preferred stock will be converted into preferred shares of beneficial interest of EQR with the same terms and preferences, subject to certain adjustments to the conversion prices of Merry Land's convertible preferred stock in accordance with its terms. Immediately prior to the consummation of the Merger, Merry Land will distribute to its common shareholders all of the common stock of Merry Land Properties, Inc., a newly formed Georgia corporation ("MYRP Newco"), which will own and operate certain of Merry Land's assets following the Merger (the "Spin-Off"). Consummation of the Merger and Spin-Off is subject to the approval of the Merger by the shareholders of EQR and Merry Land and to specified closing conditions.

     In connection with the Merger, EQR hereby amends its Current Report on Form 8-K dated July 23, 1998 by filing pro forma financial information relating to EQR giving effect to, among other things, the completion of the Merger. Capitalized terms used but not defined herein shall have the meanings ascribed to them in EQR's Annual Report on Form 10-K, as amended by Form 10-K/A, for the year ended December 31, 1997.

ITEM 7 -- FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     (b) Pro Forma Financial Information.

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                  BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1998

     The Unaudited Pro Forma Combined Balance Sheet gives effect to (i) the proposed Merger of Equity Residential Properties Trust ("EQR") and Merry Land & Investment Company, Inc. ("Merry Land") and (ii) the acquisition in July, 1998 and probable acquisition of 42 properties for a total purchase price of $645.7 million, which included the assumption of $180.5 million of mortgage indebtedness, the issuance of 2.3 million OP Units with a value of $111 million and the expected borrowings of $90 million on EQR's line of credit. All of these events have been presented as if they had occurred on June 30, 1998. The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of the Merger have been made.

     The Unaudited Pro Forma Combined Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position of EQR and Merry Land would have been at June 30, 1998, nor does it purport to represent the future combined financial position of EQR and Merry Land. This Unaudited Pro Forma Combined Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of EQR and Merry Land included in each company's respective Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, each company's respective Quarterly Report on Form 10-Q for the six months ended June 30, 1998 and the financial statements and notes thereto in EQR's Form 8-K dated June 25, 1998.

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1998
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               1998 MOST
                                                RECENT
                                             ACQUIRED AND       EQR                         PRO FORMA             EQR
                                   EQR         PROBABLE      PRE-MERGER    MERRY LAND         MERGER           PRO FORMA
                                HISTORICAL   PROPERTIES(A)   PRO FORMA    HISTORICAL(B)   ADJUSTMENTS(C)       COMBINED
                                ----------   -------------   ----------   -------------   --------------       ---------
ASSETS
Rental property, net..........  $7,352,780     $645,684      $7,998,464    $1,601,069       $ 543,575(D)      $10,143,108
Construction in progress......      41,982                       41,982        52,736                              94,718
Investment in mortgage notes,
  net.........................      87,916                       87,916                        38,317(E)          126,233
Cash and cash equivalents.....     265,915     (264,275)          1,640         2,474             792(F)            4,906
Rent receivables..............       5,127                        5,127                                             5,127
Deposits -- restricted........      48,692                       48,692                                            48,692
Escrow deposits -- mortgage...      57,655                       57,655                                            57,655
Deferred financing costs,
  net.........................      23,299                       23,299         4,567          (4,567)(G)          23,299
Other assets..................     116,673                      116,673         8,521         (31,527)(H)          93,667
                                ----------     --------      ----------    ----------       ---------         -----------
      Total assets............  $8,000,039     $381,409      $8,381,448    $1,669,367       $ 546,590         $10,597,405
                                ==========     ========      ==========    ==========       =========         ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable........  $1,775,556     $180,450      $1,956,006    $  183,340       $   9,948(I)      $ 2,149,294
Line of credit................     175,000       90,000         265,000        12,100          95,000(F)          372,100
Notes, net....................   1,428,304                    1,428,304       460,000                           1,888,304
Accounts payable, accrued
  expenses....................      78,362                       78,362        17,173            (716)(I)          94,819
Accrued interest payable......      34,952                       34,952         7,169                              42,121
Rents received in advance and
  other liabilities...........      41,822                       41,822         6,316                              48,138
Security deposits.............      33,800                       33,800         2,081                              35,881
Distributions payable.........      90,471                       90,471                                            90,471
                                ----------     --------      ----------    ----------       ---------         -----------
      Total liabilities.......   3,658,267      270,450       3,928,717       688,179         104,232           4,721,128
                                ----------     --------      ----------    ----------       ---------         -----------
Commitments and
  contingencies...............                                                                       (J)
                                ----------     --------      ----------    ----------       ---------         -----------
Minority interests............     290,770       70,857         361,627        18,769         (14,272)(K)         366,124
                                ----------     --------      ----------    ----------       ---------         -----------
Shareholders' equity:
Common shares.................         979                          979        42,969         (42,750)(L)           1,198
Preferred shares:
Series A......................     153,000                      153,000         4,665          (4,665)(M)         153,000
Series B......................     125,000                      125,000       100,000        (100,000)(M)         125,000
Series C......................     115,000                      115,000       114,985        (114,985)(M)         115,000
Series D......................     175,000                      175,000        50,000         (50,000)(M)         175,000
Series E convertible..........      99,950                       99,950       100,000        (100,000)(M)          99,950
Series F......................      57,500                       57,500                                            57,500
Series G convertible..........     316,250                      316,250                                           316,250
Series H......................                                                                  4,665(M)            4,665
Series I......................                                                                100,000(M)          100,000
Series J......................                                                                114,985(M)          114,985
Series K......................                                                                 50,000(M)           50,000
Series L......................                                                                100,000(M)          100,000
Employee notes................      (4,949)                      (4,949)      (29,446)         29,446(N)           (4,949)
Paid in capital...............   3,194,261       40,102       3,234,363       611,068         438,112(O)        4,283,543
Distributions in excess of
  accumulated earnings........    (180,989)                    (180,989)      (31,822)         31,822(P)         (180,989)
                                ----------     --------      ----------    ----------       ---------         -----------
      Total shareholders'
         equity...............   4,051,002       40,102       4,091,104       962,419         456,630           5,510,153
                                ----------     --------      ----------    ----------       ---------         -----------
      Total liabilities and
         shareholders'
         equity...............  $8,000,039     $381,409      $8,381,448    $1,669,367       $ 546,590         $10,597,405
                                ==========     ========      ==========    ==========       =========         ===========

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                  BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

     The Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 1998 gives effect to (i) the proposed merger of EQR and Merry Land, (ii) the acquisition from January to June, 1998 of 41 properties and the acquisition in July, 1998 and probable acquisition of 42 properties for a total purchase price of $1.4 billion, which included the assumption of $412.6 million of mortgage indebtedness, the issuance of 2.5 million OP Units with a value of $127.3 million and the borrowings of $265 million on EQR's line of credit, which includes $90 million on a pro forma basis, (iii) the January 1998 Common Share Offering, the February 1998 Common Share Offerings, the March 1998 Common Share Offering and the April 1998 Common Share Offering and (iv) the issuance of the 2015 Notes. All of these events have been presented as if they occurred on January 1, 1998. The Unaudited Pro Forma Combined Statement of Operations gives effect to the Merger under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, and the combined entity qualifying as a REIT, distributing at least 95% of its taxable income, and therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all significant adjustments necessary to reflect the effects of these transactions have been made.

     The Unaudited Pro Forma Combined Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual combined results of EQR and Merry Land would have been for the six months ended June 30, 1998, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Combined Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of EQR and Merry Land included in each company's respective Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, each company's respective Quarterly Report on Form 10-Q for the six months ended June 30, 1998 and the financial statements included in EQR's Form 8-K dated June 25, 1998.

                      EQUITY RESIDENTIAL PROPERTIES TRUST

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             1998
                                                           ACQUIRED         EQR                         PRO FORMA          EQR
                                               EQR       AND PROBABLE    PRE-MERGER     MERRY LAND       MERGER         PRO FORMA
                                            HISTORICAL   PROPERTIES(Q)   PRO FORMA    HISTORICAL(AA)   ADJUSTMENTS      COMBINED
                                            ----------   -------------   ----------   --------------   -----------      ---------
REVENUES
Rental income.............................   $571,370       $70,920(R)    $642,290       $126,430        $(4,867)(BB)   $763,853
Fee and asset management..................      2,790                        2,790                                         2,790
Interest income -- investment in mortgage
 notes....................................     10,221        (1,873)(S)      8,348             56          1,491(CC)       9,895
Interest and other income.................      9,010        (5,210)(T)      3,800          2,270                          6,070
                                             --------       -------       --------       --------        -------        --------
   Total revenues.........................    593,391        63,837        657,228        128,756         (3,376)        782,608
                                             --------       -------       --------       --------        -------        --------
EXPENSES
Property and maintenance..................    137,910        16,252(U)     154,162         29,796         (1,182)(DD)    182,776
Real estate taxes and insurance...........     56,484         7,320(V)      63,804         14,867           (397)(EE)     78,274
Property management.......................     25,110         1,487(W)      26,597          2,375           (835)(FF)     28,137
Fee and asset management..................      2,240                        2,240                                         2,240
Depreciation..............................    131,910        17,150(X)     149,060         26,543          4,989(GG)     180,592
Interest:.................................
 Expense incurred.........................    105,651        24,769(Y)     130,420         18,049          1,900(HH)     150,369
 Amortization of deferred financing
   costs..................................      1,275                        1,275            728           (728)(II)      1,275
General and administrative................     10,271                       10,271          2,394         (1,644)(JJ)     11,021
                                             --------       -------       --------       --------        -------        --------
   Total expenses.........................    470,851        66,978        537,829         94,752          2,103         634,684
                                             --------       -------       --------       --------        -------        --------
Income before gain on disposition of
 properties and allocation to Minority
 Interest.................................    122,540        (3,141)       119,399         34,004         (5,479)        147,924
 Gain on disposition of properties........     11,092                       11,092           (400)                        10,692
                                             --------       -------       --------       --------        -------        --------
Income before allocation to Minority
 Interests................................    133,632        (3,141)       130,491         33,604         (5,479)        158,616
 (Income) allocated to Minority
   Interests..............................     (8,310)       (1,314)        (9,624)          (328)         1,765(KK)      (8,187)
                                             --------       -------       --------       --------        -------        --------
Net income................................    125,322        (4,455)       120,867         33,276         (3,714)        150,429
Preferred distributions...................    (43,384)                     (43,384)       (14,471)          (919)(LL)    (58,774)
                                             --------       -------       --------       --------        -------        --------
Net income available to common shares.....   $ 81,938       $(4,455)      $ 77,483         18,805         (4,633)       $ 91,655
                                             ========       =======       ========       ========        =======        ========
Net income per weighted average Common
 Shares outstanding.......................   $   0.86                     $   0.80                                      $   0.77
                                             ========                     ========                                      ========
Net income per weighted average Common
 Shares outstanding -- assuming
 dilution.................................   $   0.85                     $   0.79                                      $   0.75
                                             ========                     ========                                      ========
Weighted average Common Shares
 outstanding..............................     95,394                       97,350(Z)                     21,872(MM)     119,222
                                             ========                     ========                       =======        ========
Weighted average Common Shares outstanding
 -- assuming dilution.....................    106,195                      110,351(Z)                     22,738(MM)     133,089
                                             ========                     ========                       =======        ========

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                  BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                        COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

     The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1997 gives effect to (i) the proposed merger of EQR and Merry Land,
(ii) the acquisition from the mergers between EQR and Wellsford and EQR and Evans and other acquisitions during 1997 of 124 properties for a total purchase price of $4.1 billion, (iii) the acquisition from January to June, 1998 of 41 properties and the acquisition in July, 1998 of 42 properties for a total purchase price of $1.4 billion, which included the assumption of $412.6 million of mortgage indebtedness, the issuance of 2.5 million OP Units with a value of $127.3 million and the borrowings of $265 million on EQR's line of credit, which includes $90 million on a pro forma basis, (iv) the March 1997 Common Share Offerings, the June 1997 Common Share Offerings, the September 1997 Common Share Offering, the October 1997 Common Share Offering, the December 1997 Common Share Offerings, the January 1998 Common Share Offering, the February 1998 Common Share Offerings, the March 1998 Common Share Offering and the April 1998 Common Share Offering, and (v) the Fourth Public Debt Offering and the issuance of the 2015 Notes. All of these events have been presented as if they occurred on January 1, 1997. The Unaudited Pro Forma Combined Statement of Operations gives effect to the Merger under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, and the combined entity qualifying as a REIT, distributing at least 95% of its taxable income, and therefore, incurring no federal income tax liability for the period presented. In the opinion, of management, all significant adjustments necessary to reflect the effects of these transactions have been made.

     The Unaudited Pro Forma Combined Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual combined results of EQR and Merry Land would have been for the year ended December 31, 1997, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Combined Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of EQR and Merry Land included in each company's respective Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, each company's respective Quarterly Report on Form 10-Q for the six months ended June 30, 1998 and the financial statements included in EQR's Form 8-K dated June 25, 1998.

                      EQUITY RESIDENTIAL PROPERTIES TRUST

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             1998 ACQUIRED          EQR                         PRO FORMA
                                  EQR       1997 ACQUIRED     AND PROBABLE       PRE-MERGER     MERRY LAND       MERGER
                               HISTORICAL   PROPERTIES(NN)   PROPERTIES(YY)      PRO FORMA    HISTORICAL(AA)   ADJUSTMENTS
                               ----------   --------------   --------------      ----------   --------------   -----------
REVENUES
Rental income................   $707,733       $369,160(OO)     $172,852(ZZ)    $1,249,745       $208,871       $  (9,185)(III)
Fee and asset management.....      5,697                                             5,697
Interest income -- investment
 in mortgage notes...........     20,366                          (4,907)(AAA)      15,459             84           3,011(JJJ)
Interest and other income....     13,525         (6,665)(PP)      (6,666)(BBB)         194          9,006
                                --------       --------         --------         ----------      --------       ---------
 Total revenues..............    747,321        362,495          161,279         1,271,095        217,961          (6,174)
                                --------       --------         --------         ----------      --------       ---------
EXPENSES
Property and maintenance.....    176,075         98,733(QQ)       44,991(CCC)      319,799         52,847          (2,350)(KKK)
Real estate taxes and
 insurance...................     69,520         27,091(RR)       18,652(DDD)      115,263         23,712            (793)(LLL)
Property management..........     26,793         13,320(SS)        4,321(EEE)       44,434          3,176          (1,669)(MMM)
Fee and asset management.....      3,364                                             3,364
Depreciation.................    156,644         84,624(TT)       42,598(FFF)      283,866         42,876          20,188(NNN)
Interest:....................
 Expense incurred............    121,324         91,190(UU)       63,824(GGG)      276,338         25,900           3,061(OOO)
 Amortization of deferred
   financing costs...........      2,523             66(VV)                          2,589            737            (737)(PPP)
General and administrative...     15,064          3,319(WW)                         18,383          4,666          (3,287)(QQQ)
                                --------       --------         --------         ----------      --------       ---------
   Total expenses............    571,307        318,343          174,386         1,064,036        153,914          14,413
                                --------       --------         --------         ----------      --------       ---------
Income before gain on
 disposition of properties
 and allocation to Minority
 Interests...................    176,014         44,152          (13,107)          207,059         64,047         (20,587)
 Gain on disposition of
   properties................     13,838                                            13,838          1,456
                                --------       --------         --------         ----------      --------       ---------
Income before allocation to
 Minority Interests..........    189,852         44,152          (13,107)          220,897         65,503         (20,587)
 (Income) allocated to
   Minority Interests........    (13,260)                            524           (12,736)                           587(RRR)
                                --------       --------         --------         ----------      --------       ---------
Net income...................    176,592         44,152          (12,583)          208,161         65,503         (20,000)
Preferred distributions......    (59,012)       (27,756)(XX)                       (86,768)       (23,257)         (7,625)(SSS)
                                --------       --------         --------         ----------      --------       ---------
Net income available to
 common shares...............   $117,580       $ 16,396         $(12,583)        $ 121,393       $ 42,246       $ (27,625)
                                ========       ========         ========         ==========      ========       =========
Net income per weighted
 average Common Shares
 outstanding.................   $   1.79                                         $    1.26
                                ========                                         ==========
Net income per weighted
 average Common Shares
 outstanding -- assuming
 dilution....................   $   1.76                                         $    1.25
                                ========                                         ==========
Weighted average Common
 Shares outstanding..........     65,729                                            96,356 (HHH)                   21,872(TTT)
                                ========                                         ==========                     =========
Weighted average Common
 Shares outstanding --
 assuming dilution...........     74,281                                           107,408 (HHH)                   22,738(TTT)
                                ========                                         ==========                     =========

                                  EQR
                               PRO FORMA
                                COMBINED
                               ---------
REVENUES
Rental income................  $1,449,431
Fee and asset management.....       5,697
Interest income -- investment
 in mortgage notes...........      18,554
Interest and other income....       9,200
                               ----------
 Total revenues..............   1,482,882
                               ----------
EXPENSES
Property and maintenance.....     370,296
Real estate taxes and
 insurance...................     138,182
Property management..........      45,941
Fee and asset management.....       3,364
Depreciation.................     346,930
Interest:....................
 Expense incurred............     305,299
 Amortization of deferred
   financing costs...........       2,589
General and administrative...      19,762
                               ----------
   Total expenses............   1,232,363
                               ----------
Income before gain on
 disposition of properties
 and allocation to Minority
 Interests...................     250,519
 Gain on disposition of
   properties................      15,294
                               ----------
Income before allocation to
 Minority Interests..........     265,813
 (Income) allocated to
   Minority Interests........     (12,149)
                               ----------
Net income...................     253,664
Preferred distributions......    (117,650)
                               ----------
Net income available to
 common shares...............  $  136,014
                               ==========
Net income per weighted
 average Common Shares
 outstanding.................  $     1.15
                               ==========
Net income per weighted
 average Common Shares
 outstanding -- assuming
 dilution....................  $     1.14
                               ==========
Weighted average Common
 Shares outstanding..........     118,228
                               ==========
Weighted average Common
 Shares outstanding --
 assuming dilution...........     130,146
                               ==========

                      EQUITY RESIDENTIAL PROPERTIES TRUST

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1998
               (AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

(A) Includes the most recent multifamily properties acquired in July 1998 and probable properties anticipated to be acquired in 1998, as reported on Form 8-K dated June 25, 1998.

    Lakes at Vinings, Martins Landing, Lexington Village, Alderwood Park, Bellevue Meadows, Bramblewood, Briarwood, Cedar Pointe, Chelsea Square, Creekside, Grandview I&II, Greenhaven, Lincoln Green I&II, Lincoln Village I&II, Mountain Shadows, North Creek, Olde Redmond Place, Parkside, Skylark, Southwood, Summerwood, Surrey Downs, Timberwood, Turf Club, Willowick, Woodlake, Woodleaf, Woodridge I, II, III, Broadway, Cedar Ridge, Fielder Crossing, Lakeshore at Preston, Lakewood Greens, Pleasant Ridge, River Park, Sandstone, Villas at Josey Ranch, Wimbledon Oaks, Overlook Manor I, Overlook Manor II, Tilman Place and Willows, (collectively the "1998 Most Recent Acquired and Probable Properties").

    In connection with these transactions the amounts presented include the initial purchase price of $645.7 million, the assumption of $180.5 million of mortgage indebtedness, a draw on EQR's line of credit in the amount of $90 million and the issuance of approximately 2.3 million OP Units with a value of approximately $111 million.

(B) Certain reclassifications have been made to Merry Land's historical balance sheet to conform to EQR's balance sheet presentation.

(C) Represents adjustments to record the Merger in accordance with the purchase method of accounting, based upon the assumed purchase price of $2,206,994 assuming a market value of $46.36 per share for EQR's common shares, as follows:

Issuance of 21,872 common shares of beneficial interest of
  EQR, based on the .53 exchange rate, in exchange for
  41,268 common shares of Merry Land........................    $1,013,991
Cost of 1,701 common shares of Merry Land acquired by EQR
  prior to Merger...........................................        35,146
Issuance of EQR Series H Preferred Shares of Beneficial
  Interest..................................................         4,665
Issuance of EQR Series I Preferred Shares of Beneficial
  Interest..................................................       100,000
Issuance of EQR Series J Preferred Shares of Beneficial
  Interest..................................................       114,985
Issuance of EQR Series K Preferred Shares of Beneficial
  Interest..................................................        50,000
Issuance of EQR Series L Preferred Shares of Beneficial
  Interest..................................................       100,000
Assumption of Merry Land's minority interests, adjusted to
  fair value................................................        40,155
Assumption of Merry Land's liabilities, net of amount
  assumed by MYRP Newco of $716.............................       687,463
Adjustment to increase the assumed Merry Land debt to its
  fair value (see Note I)...................................         9,948
Merger costs (see calculation below)........................        50,641
                                                                ----------
                                                                $2,206,994
                                                                ==========

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                              AS OF JUNE 30, 1998
               (AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

     The following is a calculation of the estimated fees and other expenses related to the Merger:

Employee termination costs..................................    $27,250
Buyout of stock options.....................................      5,408
Advisory fees...............................................      5,700
Legal and accounting fees...................................      2,700
Other, including printing, filing, transfer and spin-off
  costs.....................................................      9,583
                                                                -------
Total.......................................................    $50,641
                                                                =======

(D) Represents the estimated increase in Merry Land's rental property, net based upon EQR's purchase price and the adjustments to eliminate the basis of Merry Land's net assets acquired:

Purchase price (see note C).................................    $2,206,994
Less: Historical basis of Merry Land's net assets acquired
      Rental property, net of spin-off to MYRP Newco of
      $42,495...............................................     1,558,574
      Construction in progress..............................        52,736
      Other assets, net of spin-off of notes receivable to
      MYRP Newco of $1,381..................................         9,614
                                                                ----------
Step-up to record fair value of Merry Land rental
  property..................................................       586,070
Spin-off of rental properties, net to MYRP Newco............       (42,495)
                                                                ----------
                                                                $  543,575
                                                                ==========

(E) Increase in Investment in mortgage notes reflects the issuance of a one-year term loan with an initial balance of $18.3 million and a $20 million fifteen year senior subordinated term loan to MYRP Newco.

(F)  Increase to Cash and Cash Equivalents reflects the following:

EQR's expected issuance of a fifteen year senior
  subordinated term loan to MYRP Newco (see Note E).........   $(20,000)
EQR's expected purchase of MYRP Newco Preferred Stock (see
  Note H)...................................................     (5,000)
EQR's expected issuance of a one-year term loan at LIBOR
  plus 2.5% to MYRP Newco (see Note E)......................    (18,317)
The expected payment for Merger (see Note C) and
  registration (see Note O) costs...........................    (50,891)
EQR's expected draw on its line of credit...................     95,000
                                                               --------
                                                               $    792
                                                               ========

(G) Decrease due to the elimination of Merry Land's deferred loan costs in connection with the Merger.

(H) Decrease in Other Assets reflects the following:

EQR's purchase of MYRP Newco Preferred Stock................    $    5,000
Reclassification of EQR's historical cost basis in common
  shares of Merry Land to real estate.......................       (35,146)
                                                                ----------
                                                                   (30,146)
Spin-off of Merry Land notes to MYRP Newco..................        (1,381)
                                                                ----------
                                                                $  (31,527)
                                                                ==========

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                              AS OF JUNE 30, 1998
               (AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

(I) Increase in mortgage notes payable reflects a premium of $9,948 required to adjust Merry Land debt to its estimated fair value.

    Decrease in accounts payable, accrued expenses reflects the spinoff of Merry Land liabilities to MYRP Newco of $716.

(J) MYRP Newco has agreed to manage the completion of several development properties for EQR in exchange for an aggregate fee of $2.4 million payable monthly on a prorata basis until each development is complete. EQR's total commitment under the one-year term loan is $25,000.

(K) The pro forma allocation to the Minority Interests is based upon the percentages owned by such Minority Interests as follows:

Total Shareholders' Equity and Minority Interests...........    $ 5,876,277
Less: Preferred Shares......................................     (1,411,350)
                                                                -----------
                                                                  4,464,927
Minority Interests percentage ownership in ERP Operating
  Partnership...............................................            8.2%
                                                                -----------
Pro Forma Combined Minority Interests ownership in ERP
  Operating Partnership.....................................        366,124
EQR pre-Merger historical Minority Interest ownership in ERP
  Operating Partnership.....................................       (361,627)
Merry Land historical Minority Interest.....................        (18,769)
                                                                -----------
Adjustment to Minority Interests ownership in ERP Operating
  Partnership...............................................    $   (14,272)
                                                                ===========

(L) Decrease results from elimination of Merry Land common shares at $1.00 par value ($42,969) net of the issuance of EQR common shares at $.01 par value $219.

(M) Elimination of $369,650 Merry Land Preferred Shares and the issuance of $369,650 EQR Preferred Shares.

(N) Reflects the forgiveness of all Merry Land's employee notes as a result of the Merger.

(O) Increase in paid in capital to reflect the following:

Issuance of 21,872 EQR common shares at $46.36 per share....    $1,013,991
Adjustment of Merry Land's Minority Interests to fair
  value.....................................................        21,386
Par value of common shares issued...........................          (219)
Registration costs incurred in connection with the Merger...          (250)
Merry Land historical shareholders' equity..................      (611,068)
Adjustment to Minority Interests ownership in ERP Operating
  Partnership (see Note K)..................................        14,272
                                                                ----------
                                                                $  438,112
                                                                ==========

(P) Reflects the elimination of Merry Land's distribution in excess of accumulated earnings to paid in capital, as a result of the Merger.

                      EQUITY RESIDENTIAL PROPERTIES TRUST

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

(Q) Reflects the historical results of operations for the 1998 Most Recent Acquired and Probable Properties (see note A) and for the following properties acquired from January through June, 1998 (collectively, the "1998 Acquired and Probable Properties").

      Cityscape, 740 River Drive, Prospect Towers, Park Place, Park Westend, Emerald Bay at Winter Park, Farnham Park, Plantation, Balcones Club, Coach Lantern, Foxcroft, Yarmouth Woods, Rolido Parque, The Trails of Valley Ranch, Fairfield, Harbor Pointe, Sonterra at Foothill Ranch, Vista Pointe at the Valley, Emerson Place at Charles River Park, Sierra Canyon, Northridge, The Arboretum, Townhomes of Meadowbrook, Woodridge Apartments, Brookside, Greystone, Coconut Palm Club, Portside Towers, Defoor Village, Plantation Ridge, Wynbrook, The Gates at Carlson Center, Glengarry Club, Plum Tree I, II, and III, Ravinia, Woodlands, and Cross Creek.

(R) Reflects rental income for the 1998 Acquired and Probable Properties for the periods indicated as follows:

Properties acquired during the first quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the period
  from January 1, 1998 through the respective acquisition
  date for each property....................................  $ 4,051
Properties acquired during the second quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the three
  months ended March 31, 1998...............................   17,825
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended March 31, 1998.................   20,852
Properties acquired during the second quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the period
  from April 1, 1998 through the respective acquisition date
  for each property.........................................    7,340
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended June 30, 1998..................   20,852
                                                              -------
                                                              $70,920
                                                              =======

(S) Reflects the reduction of interest income on investment in mortgage loans collateralized by five of the 1998 Previously Acquired Properties to the extent amounts are already included in EQR's historical financial results.

(T) Reflects the reduction of interest income due to the use of working capital for the acquisition of the 1998 Most Recent Acquired and Probable Properties for the periods indicated as follows:

For the three months ended March 31, 1998 as reported on
  Form 8-K dated June 25, 1998..............................  $  791
For the three months ended June 30, 1998 as reported on Form
  8-K dated June 25, 1998...................................   4,419
                                                              ------
                                                              $5,210
                                                              ======

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

(U) Reflects property and maintenance expense, which includes the elimination of third party management fees where EQR is providing onsite property management services, for the 1998 Acquired and Probable Properties for the periods indicated as follows:

Properties acquired during the first quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the period
  from January 1, 1998 through the respective acquisition
  date for each property....................................  $   656
Properties acquired during the second quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the three
  months ended March 31, 1998...............................    3,963
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended March 31, 1998.................    4,981
Properties acquired during the second quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the period
  from April 1, 1998 through the respective acquisition date
  for each property.........................................    1,671
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended June 30, 1998..................    4,981
                                                              -------
                                                              $16,252
                                                              =======

(V) Reflects real estate taxes and insurance expense for the 1998 Acquired and Probable Properties for the periods indicated as follows:

Properties acquired during the first quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the period
  from January 1, 1998 through the respective acquisition
  date for each property....................................  $  350
Properties acquired during the second quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the three
  months ended March 31, 1998...............................   2,299
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended March 31, 1998.................   1,834
Properties acquired during the second quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the period
  from April 1, 1998 through the respective acquisition date
  for each property.........................................   1,003
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended June 30, 1998..................   1,834
                                                              ------
                                                              $7,320
                                                              ======

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

(W) Reflects incremental cost associated with self management of the 1998 Acquired and Probable Properties for the periods indicated as follows:

Properties acquired during the first quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the period
  from January 1, 1998 through the respective acquisition
  date for each property....................................  $   47
Properties acquired during the second quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the three
  months ended March 31, 1998...............................     446
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended March 31, 1998.................     521
Properties acquired during the second quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the period
  from April 1, 1998 through the respective acquisition date
  for each property.........................................     (24)
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended June 30, 1998..................     497
                                                              ------
                                                              $1,487
                                                              ======

(X) Reflects depreciation based on total investment of $1.4 billion for the 1998 Acquired and Probable Properties less amounts allocated to land, generally 10%, and depreciated over a 30-year life for real property for the periods indicated as follows:

Properties acquired during the first quarter of 1998 as
  reported on Form 8-K dated June 25, 1998 for the period
  from January 1, 1998 through the respective acquisition
  date for each property....................................  $   773
Properties acquired and notes issued during the second
  quarter of 1998 as reported on Form 8-K dated June 25,
  1998 for the three months ended March 31, 1998............    4,150
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended March 31, 1998.................    4,860
Properties acquired and notes issued during the second
  quarter of 1998 as reported on Form 8-K dated June 25,
  1998 for the period from April 1, 1998 through the
  respective acquisition date for each property.............    2,507
Properties acquired or expected to be acquired subsequent to
  June 30, 1998 as reported on Form 8-K dated June 25, 1998
  for the three months ended June 30, 1998..................    4,860
                                                              -------
                                                              $17,150
                                                              =======

(Y)   Reflects Interest Expense on the following:

Mortgage indebtedness totaling $412.6 million assumed in
  connection with the acquisition of the 1998 Acquired and
  Probable Properties.......................................  $10,737
$300 million associated with the issuance of the 2015
  Notes.....................................................    5,558
$265 million draw on the line of credit, which includes $90
  million on a pro forma basis, at a LIBOR rate of 5.71875%
  plus 45 basis points plus $300,000 in fees................    8,474
                                                              -------
                                                              $24,769
                                                              =======

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

(Z) Reflects the increase in pro forma Common Shares outstanding resulting from the January 1998 Common Share Offering, February 1998 Common Share Offerings, March 1998 Common Share Offering and April 1998 Common Share Offering as if they had occurred on January 1, 1998.

(AA) Certain reclassifications have been made to Merry Land Historical Statement of Operations to conform to EQR's Statement of Operations presentation.

(BB) Decrease results from the loss of rental income related to the spin-off of $42,495 of rental property to MYRP Newco.

(CC) Increase results from $1,547 in interest income on the $18,317 one-year term loan at LIBOR plus 2.5% and on the $20,000 fifteen year senior subordinated term loan initially at 8%, net of the loss of interest income of $(56) related to the spin-off of the $1,381 mortgage notes receivable to MYRP Newco.

(DD) Decrease results from the reduction of property and maintenance related to the spin-off of $42,495 of rental property to MYRP Newco.

(EE) Decrease results from the reduction of property taxes and insurance related to the spin-off of $42,495 of rental property to MYRP Newco

(FF) Decrease results from salary, benefits and rent costs anticipated to be eliminated or reduced.

(GG) Represents the net increase in depreciation of real estate owned as a result of recording the Merry Land real estate assets at fair value versus historical cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which have a useful life of approximately 30 years.

     The calculation of the fair value of depreciable real estate assets at June 30, 1998 is as follows:

Historical basis of Merry Land's rental property, net of
  $42,495 of amount spun off to MYRP Newco..................  $1,558,574
Plus: Step up to Merry Land's rental property, net (see Note
  D)........................................................     543,575
                                                              ----------
Pro forma basis of Merry Land's rental property at fair
  value.....................................................   2,102,149
Less: Fair value allocated to land..........................    (210,215)
                                                              ----------
Pro forma basis of Merry Land's depreciable rental property
  at fair value.............................................  $1,891,934
                                                              ==========

      Calculation of depreciation of rental property for the six months ended June 30, 1998 is as follows:

Depreciation expense based upon an estimated useful life of
  approximately 30 years....................................  $31,532
Less: historical Merry Land depreciation of rental
  property..................................................  (26,543)
                                                              -------
Pro forma adjustment........................................  $ 4,989
                                                              =======

(HH) Increase in interest expense reflects the following:

Amortization of the premium required to record Merry Land's
  debt at its estimated fair value..........................  $(1,080)
Interest expense on the $95 million draw on the line of
  credit at a LIBOR rate of 5.71875% plus 45 basis points
  plus $50,000 in fees......................................    2,980
                                                              -------
                                                              $ 1,900
                                                              =======

                      EQUITY RESIDENTIAL PROPERTIES TRUST

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

(II) Decrease results from the elimination of amortization of Merry Land's deferred financing costs, which costs would be eliminated in connection with the Merger.

(JJ)  Decrease in public company costs anticipated to be eliminated or reduced.

(KK) A portion of income was allocated to Minority Interests representing interests in ERP Operating Partnership not owned by EQR. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage estimated to be owned by such Minority Interests as a result of the pro forma transactions.

(LL) Reflects the allocation of net income based on the distributions payable to Series L Preferred Shares at the rate of 7.625% for the period from January 1, 1998 through date of issuance.

(MM) Increase of Weighted Average Common Shares Outstanding based on the conversion of Merry Land common shares to EQR common shares at a conversion ratio of .53 Merry Land shares per EQR share.

                         EQUITY RESIDENTIAL PROPERTIES TRUST

            NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED DECEMBER 31, 1997
                    (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

(NN) Reflects the results of operations for the properties acquired in the mergers between EQR and Wellsford and EQR and EWR and for the properties acquired during 1997 (collectively, the "1997 Acquired Properties") as disclosed in EQR's Annual Report on Form 10-K for the year ended December 31, 1997.

(OO) Reflects rental income for the 1997 Acquired Properties for the period from January 1, 1997 through the respective acquisition date for each property.

(PP) Reflects the reduction of interest income due to the use of working capital for property acquisitions.

(QQ) Reflects property and maintenance expense, which includes the elimination of third party management fees where EQR is providing onsite property management services, for the 1997 Acquired Properties for the period from January 1, 1997 through the respective acquisition date for each property.

(RR) Reflects real estate tax and insurance expense for the 1997 Acquired Properties for the period from January 1, 1997 through the respective acquisition date for each property.

(SS) Reflects incremental cost associated with self management of the 1997 Acquired Properties for the period from January 1, 1997 through the respective acquisition date for each property.

(TT) Reflects depreciation based on total investment of $4.1 billion for the 1997 Acquired Properties less amounts allocated to land, generally 10%, and depreciated over a 30-year life for real property for the period from January 1, 1997 through the respective acquisition date for each property.

(UU) Reflects interest expense on mortgage indebtedness totaling $931 million assumed in connection with the 1997 Acquired Properties at various interest rates, $384 million in unsecured notes assumed in connection with the Wellsford and EWR mergers at various interest rates, a $120 million draw on the line of credit for acquisitions at a rate of LIBOR plus 45 basis points and $150 million associated with the Fourth Public Debt Offering at a rate of 7.125% per annum for the period from January 1, 1997 through the respective date of acquisition or issuance.

(VV) Reflects amortization of financing costs associated with the Fourth Public Debt Offering in the amount of $1.3 million over 20 years.

(WW) Reflects historical G&A costs for Wellsford and EWR for the period from January 1, 1997 through the respective merger date.

(XX) Reflects the allocation of net income based on the distributions payable to Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares and Series G Preferred Shares at the rates of 8.60%, 7.00%, 9.65% and 7.25%, respectively, for the period from January 1, 1997 through their respective date of issuance.

(YY) Reflects the historical results of operations for the 1998 Most Recent Acquired and Probable Properties (see Note A) and for the following properties acquired from January through June, 1998 (collectively, the "1998 Acquired and Probable Properties"):

        Cityscape, 740 River Drive, Prospect Towers, Park Place, Park Westend, Emerald Bay at Winter Park, Farnham Park, Plantation, Balcones Club, Coach Lantern, Foxcroft, Yarmouth Woods, Rolido Parque, The Trails of Valley Ranch, Fairfield, Harbor Pointe, Sonterra at Foothill Ranch, Vista Pointe at the Valley, Emerson Place at Charles River Park, Sierra Canyon, Northridge, The Arboretum, Townhomes of Meadowbrook, Woodridge Apartments, Brookside, Greystone, Coconut

                      EQUITY RESIDENTIAL PROPERTIES TRUST
  NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS -- (CONTINUED)

        Palm Club, Portside Towers, Defoor Village, Plantation Ridge, Wynbrook, The Gates at Carlson Center, Glengarry Club, Plum Tree I, II, and III, Ravinia, Woodlands, and Cross Creek.

(ZZ) Reflects rental income for the 1998 Acquired and Probable Properties as reported on Form 8-K dated June 25, 1998.

(AAA) Reflects the reduction of interest income on investment in mortgage loans collateralized by five of the 1998 Previously Acquired Properties to the extent amounts are already included in EQR's historical financial results as reported on Form 8-K dated June 25, 1998.

(BBB) Reflects the reduction of interest income due to the use of working capital for the acquisition of the 1998 Most Recent Acquired and Probable Properties as reported on Form 8-K dated June 25, 1998.

(CCC) Reflects property and maintenance expense, which includes the elimination of third party management fees where EQR is providing onsite property management services, for the 1998 Acquired and Probable Properties for the year ended December 31, 1997 as reported on Form 8-K dated June 25, 1998.

(DDD) Reflects real estate tax and insurance expense for the 1998 Acquired and Probable Properties for the year ended December 31, 1997 as reported on Form 8-K dated June 25, 1998.

(EEE) Reflects incremental cost associated with self management of the 1998 Acquired and Probable Properties for the year ended December 31, 1997 as reported on Form 8-K dated June 25, 1998.

(FFF) Reflects depreciation based on total investment of $1.4 billion for the 1998 Acquired and Probable Properties less amounts allocated to land, generally 10%, and depreciated over a 30-year life for real property for the year ended December 31, 1997 as reported on Form 8-K dated June 25, 1998.

(GGG) Reflects interest expense on mortgage indebtedness totaling $412.6 million assumed in connection with the acquisition of the 1998 Acquired and Probable Properties, $300 million associated with the issuance of the 2015 Notes and a $265 million draw on the line of credit, which includes $90 million on a pro forma basis, at a LIBOR rate of 5.71875% plus 45 basis points plus $250,000 in fees for the year ended December 31, 1997 as reported on Form 8-K dated June 25, 1998.

(HHH) Reflects the increase in pro forma Common Shares outstanding resulting from the March 1997 Common Share Offerings, June 1997 Common Share Offerings, September 1997 Common Share Offering, October 1997 Common Share Offering, December 1997 Common Share Offerings and the Wellsford and EWR mergers in connection with properties acquired in 1997 as if they had occurred on January 1, 1997.

(III) Decrease results from the loss of rental income related to the spin-off of $42,495 of rental property to MYRP Newco.

(JJJ) Increase results from $3,094 in interest income on the $18,317 one-year term loan at LIBOR plus 2.5% and on the $20,000 fifteen year senior subordinated term loan initially at 8%, net of the loss of interest income of $(83) related to the spin-off of the $1,381 mortgage notes receivable to MYRP Newco.

(KKK) Decrease results from the reduction of property and maintenance related to the spin-off of $42,495 of rental property to MYRP Newco.

(LLL) Decrease results from the reduction of property taxes and insurance related to the spin-off of $42,495 of rental property to MYRP Newco

(MMM) Decrease in salary, benefits and rent costs anticipated to be eliminated or reduced.

                      EQUITY RESIDENTIAL PROPERTIES TRUST
  NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS -- (CONTINUED)

(NNN) Represents the net increase in depreciation of real estate owned as a result of recording the Merry Land real estate assets at fair value versus historical cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which have a useful life of approximately 30 years.

       The calculation of the fair value of depreciable real estate assets at December 31, 1997 is as follows:

                Historical basis of Merry Land's rental property, net of
                  $42,495 of amount spun off to MYRP Newco..................   $1,558,574
                Plus: Step up to Merry Land's rental property, net (see Note
                  D)........................................................      543,575
                                                                               ----------
                Pro forma basis of Merry Land's rental property at fair
                  value.....................................................    2,102,149
                Less: Fair value allocated to land..........................     (210,215)
                                                                               ----------
                Pro forma basis of Merry Land's depreciable rental property
                  at fair value.............................................   $1,891,934
                                                                               ==========

        Calculation of depreciation of rental property at December 31, 1997 is as follows:

                Depreciation expense based upon an estimated useful life of
                  approximately 30 years....................................   $ 63,064
                Less: historical Merry Land depreciation of rental
                  property..................................................    (42,876)
                                                                               --------
                Pro forma adjustment........................................   $ 20,188
                                                                               ========

(OOO)  Increase in interest expense reflects the following:

                Amortization of the premium required to record Merry Land's
                  debt at its estimated fair value..........................   $(2,899)
                Interest expense on the $95 million draw on the line of
                  credit at a LIBOR rate of 5.71875% plus 45 basis points
                  plus $100,000 in fees.....................................     5,960
                                                                               -------
                                                                               $ 3,061
                                                                               =======

(PPP) Decrease results from the elimination of amortization of Merry Land's deferred financing costs, which costs would be eliminated in connection with the Merger.

(QQQ)  Decrease in public company costs anticipated to be eliminated or reduced.

(RRR) A portion of income was allocated to Minority Interests representing interests in ERP Operating Partnership not owned by EQR. The pro forma allocation to Minority Interests (represented by OP Units) is based upon the percentage estimated to be owned by such Minority Interests as a result of the pro forma transactions.

(SSS) Reflects the allocation of net income based on the distributions payable to Series L Preferred Shares at the rate of 7.625% for the period from January 1, 1997 through December 31, 1997.

(TTT) Decrease of Weighted Average Common Shares Outstanding based on the conversion of Merry Land common shares to EQR common shares at a conversion ratio of .53 Merry Land shares per EQR share and a par value of $1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY RESIDENTIAL PROPERTIES TRUST

                                          By:    /s/ DAVID J. NEITHERCUT
                                            ------------------------------------
                                                    David J. Neithercut
                                             Executive Vice President and Chief
                                                      Financial Officer

Date: August 24, 1998